EXHIBIT-99(A)
Martin Zorn Executive Vice President and Chief Financial Officer New York Society of Security Analysts 2006 Banking Industry Conference November 14, 2006

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Today's Presentation at a Glance Table of Contents Who We Are Financial Results Trends New Initiatives Investment Thesis Pages 4 - 6 7 - 8 9 - 15 16 - 24 25 - 27

Who We Are . . . Overview On October 5, 2006, Integra entered into a definitive agreement to acquire Prairie Financial Corporation for approximately $117.2 million in Integra stock and cash

Who We Are . . . An Experienced Team Conclusion: An experienced team with metropolitan market backgrounds, have been together since 2001

Integra Growth Strategy Goal: High performing Midwest regional financial services company Complement strong community bank foundation Continue expansion into metro markets Team focused: Continue to opportunistically hire teams as we expand: Commercial real estate initiative Cincinnati commercial team Revenue focused acquisitions in higher growth markets Prairie Financial Corporation

Net Interest Margin Net Interest Income Non-interest Income Non-interest Expense Operating Leverage Avg. Commercial Loans Net Checking Accounts Steady, down 1 bps Up $0.1 million Up $0.1 million Down $0.7 million Up 4% (up 6% Q206) Up $26.7 million, or 11% ann. Up 1,200, 16 net new accounts per branch Financial Results Third Quarter vs. Second Quarter, 2006 $0.46 EPS vs. $0.42 EPS - Up 9.5%

Financial Results - 3Q06 Continued Credit quality shows marked improvement 3Q05 3Q06 NPAs / Assets 0.93% 0.32% NPLs / Loans 1.47% 0.44% Reserves / NPAs 96% 247%

What We Have Accomplished Drivers of improved financial performance Loan growth Checking account growth Service charge growth Improved credit Expense management

What We Have Accomplished Improving financial performance

What We Have Accomplished - Loans Steadily increasing our reliance on core earning assets Loan demand and pipelines remain solid (000s)

What We Have Accomplished - Deposits Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings (000s)

What We Have Accomplished - Credit Credit metrics have improved substantially driven by the resolution of a large NPL Coverage ratios are now higher than Peer Median Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN (000s)

What We Have Accomplished - Efficiencies Discipline around Salary and FTE growth has contributed to an improving Efficiency Ratio Goal of driving efficiency ratio below 60% by 4Q06 achieved one quarter early (000s) (%)

What We Have Accomplished Ownership Mix & Increased Float Ownership profile has evolved from mostly retail to a more even distribution among retail and institutional shareholders. We believe this has resulted in greater liquidity for our shareholders as witnessed by the increase in trading volume 18% Inst. 82% Retail 39% Inst. 61% Retail

Doubled account openings 2005 net checking account growth +10% Introduced small business program end of '05 Program includes direct mail and marketing customer referral program, "Tell A Friend" 51% of account openings come from Tell A Friend simplified products free gifts Scalable program What We Are Executing High Performance Checking

What We Are Executing High Performance Checking

What We Are Executing High Performance Checking

What We Are Executing Commercial Loan Initiatives Metro commercial real estate (CRE) strategy Hired experienced CRE team in 2003 Offices in Cincinnati, Louisville and Cleveland Target developers with proven track records Many projects have investment grade tenants $359 million in average balances as of Sept '06 Average note size of $2.3 million Primarily floating rate construction loans Underwritten to secondary market standards Plan contiguous market expansions Columbus, Ohio added Sept '06

What We Are Executing Commercial Loan Initiatives Hired Cincinnati based Commercial team late 2nd Quarter, 2006 Management had worked with team at a former institution Focus on middle market lending, with anticipated average loan size of approximately $2 - $3 million Proven team with strong track record Relationship focused: deposits, cash management and loans $35MM in loan commitments, strong loan and deposit pipeline

Additional Expansion Plans Team focused: Continue to opportunistically hire teams as we expand Our criteria Teams of commercial lenders, or fee generating business lines (wealth management, etc.), with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Complementary to footprint Bounded by Chicago, St. Louis, Nashville, Cincinnati Metro market focused

Prairie Financial Corporation High performing, rapidly growing community bank in southwest Chicago $575MM of assets (as of June, 2006) $511MM of deposits $434MM of total loans (27% CAGR 01-05) Efficiency ratio of 48% LTM Excellent credit quality Attractive demographic profile Will County's population grew 35% from 00-06, and is projected to grow 31% in next 5 years

Prairie Financial Corporation 15-year old bank, started by long time Chicago area bankers Bradley Stevens, founder and CEO of Prairie, former President of Cole Taylor will remain and manage the Chicago region 5 branches well positioned in the marketplace Construction lending niche High profitability with C-corp adjusted ROA of 1.4% and ROE of 20% LTM Strong Net Income growth with a 37% CAGR 01-05 Management to stay in place

Transaction Rationale Financially Compelling GAAP EPS Accretive in Year One of 4-5 cents or 2-3%, excluding merger related expense GAAP EPS Accretive in Year Two of 7-8 cents or 4-5% Strong financial performance of Prairie Reasonably priced entry into attractive Chicago market Price/ LTM Earnings (*) 15.6x Price/ Book Value 319% Price/ Tangible Book Value 319% Core Deposit Premium 20.2% (*) Fully Taxable Equivalent Earnings adjusted using 35% corporate tax rate, 11.3Xs reported S-Corp earnings

Investment Thesis

IBNK Price Performance One Year Total Return = 33.8% IBNK return compared to 14.9% for our Peer Group Dividend yield of 2.62% as of October 18, 2006

In Closing... Investment Thesis A franchise with attractive fundamentals Integra is growing revenue faster than its underlying markets Success in growing loans, deposits and fee income Leverage deposit gathering skills with metro lending opportunities Continue to improve operating leverage A stock with expansion opportunity Room to improve existing franchise Growth initiatives are escalating

Thank You For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794